Customer Advances In Excess Of Costs Incurred On Contracts In Progress (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2017	Dec. 31, 2016
Costs in Excess of Billings on Uncompleted Contracts or Programs [Abstract]
Advances received		$ 639,328	$ 652,372
Less - Advances presented under long-term liabilities		133,649	174,529
Less - Advances deducted from inventories	[1]	52,596	65,418
Customer advances - Total		453,083	412,425
Less - Costs incurred on contracts in progress		34,523	65,032
Customer advances in excess of costs incurred on contracts in progress		$ 418,560	$ 347,393

[1]	The Company has transferred legal title of inventories to certain customers as collateral for advances received. Advances are allocated to the relevant inventories on a per-project basis. In cases where advances are in excess of the inventories, the net amount is presented in customer advances (see Note 14).